UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-06444

Legg Mason Partners Equity Trust

(Exact name of registrant as specified in charter)

620 Eighth Avenue, 49th Floor, New York, NY 10018

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end: October 31

Date of reporting period: July 31, 2013

ITEM 1.	SCHEDULE OF INVESTMENTS.

LEGG MASON PARTNERS EQUITY TRUST

CLEARBRIDGE INTERNATIONAL ALL CAP OPPORTUNITY FUND

FORM N-Q

JULY 31, 2013

CLEARBRIDGE INTERNATIONAL ALL CAP OPPORTUNITY FUND

Schedule of investments (unaudited)	July 31, 2013

SECURITY	SHARES	VALUE
COMMON STOCKS - 98.4%
CONSUMER DISCRETIONARY - 15.6%
Automobiles - 2.3%
Daimler AG, Registered Shares	45,080	$3,131,747
Toyota Motor Corp.	40,000	2,438,974

Total Automobiles		5,570,721

Hotels, Restaurants & Leisure - 3.2%
Carnival PLC	108,900	4,212,840
OPAP SA	383,880	3,447,189

Total Hotels, Restaurants & Leisure		7,660,029

Household Durables - 1.7%
Electrolux AB	135,020	3,933,677

Internet & Catalog Retail - 0.7%
Dena Co., Ltd.	81,002	1,539,625

Media - 3.0%
Publicis Groupe SA	52,440	4,230,462
WPP PLC	163,400	2,943,096

Total Media		7,173,558

Multiline Retail - 1.4%
Myer Holdings Ltd.	1,401,428	3,375,924

Specialty Retail - 2.4%
Esprit Holdings Ltd.	1,015,772	1,658,115
Tom Tailor Holding AG	70,850	1,542,959	*
Yamada Denki Co., Ltd.	60,597	2,457,053

Total Specialty Retail		5,658,127

Textiles, Apparel & Luxury Goods - 0.9%
Anta Sports Products Ltd.	1,487,350	1,674,218
Xtep International Holdings Ltd.	801,390	363,723

Total Textiles, Apparel & Luxury Goods		2,037,941

TOTAL CONSUMER DISCRETIONARY		36,949,602

CONSUMER STAPLES - 7.4%
Beverages - 2.0%
Anheuser-Busch InBev NV, Strip VVPR	72,800	0	*(a)(b)(c)
C&C Group PLC	890,314	4,903,536

Total Beverages		4,903,536

Food Products - 5.4%
Aryzta AG	81,140	5,019,466	*
CSM	127,030	2,908,393
Marine Harvest ASA	4,811,230	4,849,767

Total Food Products		12,777,626

TOTAL CONSUMER STAPLES		17,681,162

ENERGY - 4.1%
Energy Equipment & Services - 0.9%
Lamprell PLC	986,950	2,173,274	*

Oil, Gas & Consumable Fuels - 3.2%
Cairn Energy PLC	430,261	1,762,007	*
Canadian Natural Resources Ltd.	109,860	3,404,580
Total SA	45,184	2,410,432

Total Oil, Gas & Consumable Fuels		7,577,019

TOTAL ENERGY		9,750,293

FINANCIALS - 24.1%
Capital Markets - 3.5%
Man Group PLC	2,305,240	2,815,998

See Notes to Schedule of Investments.

CLEARBRIDGE INTERNATIONAL ALL CAP OPPORTUNITY FUND

Schedule of investments (unaudited) (cont’d)	July 31, 2013

SECURITY	SHARES	VALUE
Capital Markets - 3.5% (continued)
UBS AG, Registered Shares	271,981	$5,357,625	*

Total Capital Markets		8,173,623

Commercial Banks - 12.1%
Aozora Bank Ltd.	745,000	2,305,536
Banco Santander SA	563,505	4,118,625
Barclays PLC	1,296,468	5,678,115
BNP Paribas SA	37,390	2,419,192
Erste Bank der Oesterreichischen Sparkassen AG	98,628	2,995,518
HSBC Holdings PLC	245,880	2,797,109
Lloyds TSB Group PLC	5,884,510	6,129,306	*
Sumitomo Mitsui Financial Group Inc.	50,500	2,313,272

Total Commercial Banks		28,756,673

Insurance - 7.2%
Aviva PLC	506,340	2,861,553
AXA SA	296,396	6,535,694
Direct Line Insurance Group PLC	1,280,300	4,417,286
Muenchener Rueckversicherungs-Gesellschaft AG (MunichRe), Registered Shares	16,970	3,368,344

Total Insurance		17,182,877

Real Estate Management & Development - 1.3%
GAGFAH SA	271,500	3,139,463	*

TOTAL FINANCIALS		57,252,636

HEALTH CARE - 7.0%
Health Care Providers & Services - 3.4%
Celesio AG	121,580	2,749,647
Rhoen-Klinikum AG	221,840	5,365,369

Total Health Care Providers & Services		8,115,016

Pharmaceuticals - 3.6%
Bayer AG, Registered Shares	24,560	2,854,021
H. Lundbeck A/S	109,330	2,204,450
Teva Pharmaceutical Industries Ltd., ADR	89,140	3,538,858

Total Pharmaceuticals		8,597,329

TOTAL HEALTH CARE		16,712,345

INDUSTRIALS - 19.1%
Aerospace & Defense - 3.9%
Bombardier Inc., Class B Shares	484,790	2,341,114
Qinetiq Group PLC	1,059,300	2,979,590
Safran SA	64,960	3,814,558

Total Aerospace & Defense		9,135,262

Building Products - 2.0%
LIXIL Group Corp.	95,847	2,253,496
Noritz Corp.	141,641	2,392,751

Total Building Products		4,646,247

Commercial Services & Supplies - 2.6%
Mitie Group PLC	43,157	177,919
Shanks Group PLC	2,005,880	2,685,272
Séché Environnement	95,000	3,254,368

Total Commercial Services & Supplies		6,117,559

Electrical Equipment - 1.0%
Saft Groupe SA	99,888	2,463,706

Industrial Conglomerates - 2.4%
Orkla ASA	446,780	3,459,573
Rheinmetall AG	46,610	2,170,576

Total Industrial Conglomerates		5,630,149

See Notes to Schedule of Investments.

CLEARBRIDGE INTERNATIONAL ALL CAP OPPORTUNITY FUND

Schedule of investments (unaudited) (cont’d)	July 31, 2013

SECURITY	SHARES	VALUE
Machinery - 3.0%
JTEKT Corp.	325,470	$4,098,708
Krones AG	35,680	3,009,875

Total Machinery		7,108,583

Professional Services - 3.7%
Adecco SA	69,580	4,417,121	*
Teleperformance	92,420	4,475,414

Total Professional Services		8,892,535

Transportation Infrastructure - 0.5%
Zhejiang Expressway Co., Ltd., Class H Shares	1,495,080	1,260,744

TOTAL INDUSTRIALS		45,254,785

INFORMATION TECHNOLOGY - 12.9%
Communications Equipment - 1.9%
Telefonaktiebolaget LM Ericsson, Class B Shares	382,090	4,516,624

Electronic Equipment, Instruments & Components - 4.6%
Hitachi Ltd.	580,000	3,897,865
Hoya Corp.	115,529	2,494,416
LG Display Co., Ltd., ADR	196,390	2,433,272	*
Nippon Electric Glass Co., Ltd.	381,900	2,055,575

Total Electronic Equipment, Instruments & Components		10,881,128

IT Services - 5.6%
Accenture PLC, Class A Shares	49,880	3,681,643
Amadeus IT Holding SA, Class A Shares	55,170	1,895,069
Indra Sistemas SA	333,970	4,531,829
Travelsky Technology Ltd., Class H Shares	4,076,170	3,185,000

Total IT Services		13,293,541

Software - 0.8%
Square Enix Co., Ltd.	143,349	1,973,593

TOTAL INFORMATION TECHNOLOGY		30,664,886

MATERIALS - 8.2%
Chemicals - 2.4%
Akzo Nobel NV	68,774	4,186,284
Wacker Chemie AG	14,960	1,463,596

Total Chemicals		5,649,880

Construction Materials - 2.2%
HeidelbergCement AG	68,850	5,288,671

Containers & Packaging - 1.3%
Rexam PLC	419,868	3,141,246

Metals & Mining - 2.3%
ThyssenKrupp AG	118,970	2,587,743	*
Voestalpine AG	73,080	2,801,451

Total Metals & Mining		5,389,194

TOTAL MATERIALS		19,468,991

TOTAL COMMON STOCKS (Cost - $200,543,632)		233,734,700

PREFERRED STOCKS - 0.8%
FINANCIALS - 0.8%
Commercial Banks - 0.8%
Itau Unibanco Banco Multiple SA, ADR (Cost - $1,993,624)	156,288	1,992,672

TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS (Cost - $202,537,256)		235,727,372

See Notes to Schedule of Investments.

CLEARBRIDGE INTERNATIONAL ALL CAP OPPORTUNITY FUND

Schedule of investments (unaudited) (cont’d)	July 31, 2013

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
SHORT-TERM INVESTMENTS - 0.4%
Repurchase Agreements - 0.4%
Interest in $1,200,000,000 joint tri-party repurchase agreement dated 7/31/13 with RBS Securities Inc.; Proceeds at maturity - $905,001; (Fully collateralized by various U.S. government obligations, 0.250% to 4.000% due 6/30/14 to 5/31/17; Market value - $923,100) (Cost - $905,000)	0.050%	8/1/13	$905,000	$905,000

TOTAL INVESTMENTS - 99.6% (Cost - $203,442,256#)				236,632,372
Other Assets in Excess of Liabilities - 0.4%				849,686

TOTAL NET ASSETS - 100.0%				$237,482,058

*	Non-income producing security.

(a)	Security is valued in good faith in accordance with procedures approved by the Board of Trustees (See Note 1).

(b)	Illiquid security.

(c)	Value is less than $1.

#	Aggregate cost for federal income tax purposes is substantially the same.

Abbreviations used in this schedule:

ADR	— American Depositary Receipts
Strip VVPR	— Verminderde Voorheffing Précompte Réduit (Belgium dividend coupon)

Summary of Investments by Country **

United Kingdom	18.0%
Germany	15.5
Japan	12.8
France	12.5
Switzerland	6.3
Spain	4.5
Sweden	3.6
Norway	3.5
Netherlands	3.0
China	2.7
Austria	2.4
Canada	2.4
Ireland	2.1
United States	1.6
Israel	1.5
Greece	1.5
Australia	1.4
South Korea	1.0
Denmark	0.9
United Arab Emirates	0.9
Brazil	0.8
Hong Kong	0.7
Belgium	0.0 †
Short - Term Investments	0.4

100.0%

**	As a percentage of total investments. Please note that the Fund holdings are as of July 31, 2013 and are subject to change.

†	Represents less than 0.1%.

See Notes to Schedule of Investments.

Notes to Schedule of Investments (unaudited)

1. Organization and significant accounting policies

ClearBridge International All Cap Opportunity Fund (formerly Legg Mason Global Currents International All Cap Opportunity Fund) (the “Fund”) is a separate diversified investment series of Legg Mason Partners Equity Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”).

(a) Investment valuation. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Trustees.

The Board of Trustees is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North American Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Trustees, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Trustees. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Trustees quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

Notes to Schedule of Investments (unaudited) (continued)

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

ASSETS
DESCRIPTION	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)		TOTAL
Long-term investments†:
Common stocks:
Consumer Staples	$17,681,162	—	$0	*	$17,681,162
Other common stocks	216,053,538	—	—		216,053,538
Preferred stocks	1,992,672	—	—		1,992,672

Total long-term investments	$235,727,372	—	$0	*	$235,727,372

Short-term investments†	—	$905,000	—		905,000

Total investments	$235,727,372	$905,000	$0	*	$236,632,372

LIABILITIES
DESCRIPTION	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)		TOTAL
Other financial instruments:
Forward foreign currency contracts	—	$561,807	—		$561,807

†	See Schedule of Investments for additional detailed categorizations.

*	Amount represents less than $1.

(b) Repurchase agreements. The Fund may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Fund acquires a debt security subject to an obligation of the seller to repurchase, and of the Fund to resell, the security at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked-to-market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Forward foreign currency contracts. The Fund enters into a forward foreign currency contract to hedge against foreign currency exchange rate risk on its non-U.S. dollar denominated securities or to facilitate settlement of a foreign currency

Notes to Schedule of Investments (unaudited) (continued)

denominated portfolio transaction. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price with delivery and settlement at a future date. The contract is marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is closed, through either delivery or offset by entering into another forward foreign currency contract, the Fund recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it is closed.

When entering into a forward foreign currency contract, the Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(d) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(e) Foreign investment risks. The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(f) Counterparty risk and credit-risk-related contingent features of derivative instruments. The Fund may invest in certain securities or engage in other transactions, where the Fund is exposed to counterparty credit risk in addition to broader market risks. The Fund may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Fund’s investment manager attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the investment manager. In addition, declines in the values of underlying collateral received may expose the Fund to increased risk of loss.

The Fund has entered into master agreements with certain of its derivative counterparties that provide for general obligations, representations, agreements, collateral, events of default or termination and credit related contingent features. The credit related contingent features include, but are not limited to, a percentage decrease in the Fund’s net assets or NAV over a specified period of time. If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearing house for exchange traded derivatives while collateral terms are contract specific for over-the-counter traded derivatives. Securities pledged as collateral, if any, to cover the obligations of the Fund under derivative contracts, are noted in the Schedule of Investments.

As of July 31, 2013, the Fund held forward foreign currency contracts with credit related contingent features which had a liability position of $561,807. If a contingent feature in the master agreements would have been triggered, the Fund would have been required to pay this amount to its derivatives counterparties.

(g) Security transactions. Security transactions are accounted for on a trade date basis.

Notes to Schedule of Investments (unaudited) (continued)

2. Investments

At July 31, 2013, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$43,361,632
Gross unrealized depreciation	(10,171,516)

Net unrealized appreciation	$33,190,116

At July 31, 2013, the Fund had the following open forward foreign currency contracts:

Foreign Currency	Counterparty	Local Currency	Market Value	Settlement Date	Unrealized Loss
Contracts to Sell:
Euro	State Street Bank & Trust Co.	17,237,400	$22,932,677	8/14/13	$(561,807)

3. Derivative instruments and hedging activities

GAAP requires enhanced disclosure about an entity’s derivative and hedging activities.

The following is a summary of the Fund’s derivative instruments categorized by risk exposure at July 31, 2013.

Forward Foreign Currency Contracts
Primary Underlying Risk	Unrealized Depreciation
Foreign Exchange Risk	$(561,807)

During the period ended July 31, 2013, the volume of derivative activity for the Fund was as follows:

Average market value
Forward foreign currency contracts (to buy) †	$111,860
Forward foreign currency contracts (to sell)	10,989,543

†	At July 31, 2013, there were no open positions held in this derivative.

ITEM 2.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal quarter that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 3.	EXHIBITS.

Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Legg Mason Partners Equity Trust

By	/s/ KENNETH D. FULLER
Kenneth D. Fuller
Chief Executive Officer

Date:	September 24, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ KENNETH D. FULLER
Kenneth D. Fuller
Chief Executive Officer

Date:	September 24, 2013

By	/s/ RICHARD F. SENNETT
Richard F. Sennett
Principal Financial Officer

Date:	September 24, 2013